UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) September 8, 2008
Wachovia Corporation

(Exact Name of Registrant as Specified in Its Charter)
North Carolina

(State or Other Jurisdiction of Incorporation)

1-10000	56-0898180

(Commission File Number)	(IRS Employer Identification No.)

One Wachovia Center
Charlotte, North Carolina	28288-0013

(Address of Principal Executive Offices)	(Zip Code)
(704) 374-6565

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On September 8, 2008, Wachovia Corporation (“Wachovia”) issued a news release (the “News Release”) announcing that Wachovia’s Board of Directors appointed David K. Zwiener as Wachovia’s Senior Executive Vice President and Chief Financial Officer. As Chief Financial Officer, Mr. Zwiener succeeds Thomas J. Wurtz, who is leaving Wachovia. It is expected that Mr. Zwiener will begin employment with Wachovia no later than October 1, 2008.
     Mr. Zwiener, 54, served as Managing Director for The Carlyle Group, focused on private equity opportunities in the global financial services sector since September 2007. Prior to this role, he worked at The Hartford Financial Services Group, Inc., where he served as President and Chief Operating Officer of property and casualty operations and as Executive Vice President and Chief Financial Officer. He worked at Hartford from 1995 through 2007 and also served as a member of the company’s board of directors. Prior to joining The Hartford Financial Services Group, Inc., Zwiener served for two years as Chief Financial Officer and Executive Vice President of ITT Financial Corporation, where he was responsible for all finance and systems operations, and he played a key role in the sale of ITT Financial. Prior to that Mr. Zwiener served a number of roles in the financial services industry, including Heller International Corp., Kimberly Clark, Mellon Bank and Ford Motor Corporation. He received his M.B.A. in finance and marketing from Northwestern University and his bachelor’s degree from Duke University.
     A copy of the News Release is attached hereto as Exhibit (99)(a) and incorporated into this Item 5.02 by reference.
     On September 8, 2008, Wachovia entered into an agreement with Mr. Zwiener that governs the terms of his employment with Wachovia (the “Agreement”). Except as provided below, the terms of the Agreement are substantially the same as those for other Wachovia executive officers, which are described in Wachovia’s 2008 proxy statement. The Agreement generally provides for payments to Mr. Zwiener following a termination of employment with Wachovia by Mr. Zwiener for “good reason” or a termination of employment by Wachovia without “cause”. The Agreement also provides that Wachovia will pay Mr. Zwiener a gross-up payment equal to the amount of excise taxes (plus the applicable federal and state income, FICA and excise taxes due on such gross-up payment) payable by Mr. Zwiener if employment is terminated in conjunction with a “change in control” of Wachovia and such taxes become payable, as a result of payments under the Agreement or otherwise, and are deemed to be “excess parachute payments” for federal tax purposes. In addition, the Agreement contains restrictive covenants for Wachovia’s benefit following such terminations of employment. The Agreement prohibits Mr. Zwiener from competing with Wachovia following employment termination in certain circumstances; from soliciting Wachovia employees and customers; and from divulging confidential information obtained while employed with Wachovia.
     The financial terms of the Agreement include (1) an annual salary of $500,000; (2) a target annual cash incentive of $3,750,000; and (3) a target annual stock award incentive with an economic value of $3,750,000. For fiscal year 2008, payable in February 2009, Mr. Zwiener will receive a guaranteed minimum annual cash incentive award of $937,500.

     Mr. Zwiener was entitled to a number of benefits with his former employer that he forfeited, including partnership equity and carried interest opportunity, in order to become employed by Wachovia. In order to replace those forfeited benefits, Wachovia agreed: (1) to pay Mr. Zwiener an upfront cash bonus of $4,000,000 for one-time transition expenses and the expected value of any cash incentive from Mr. Zwiener’s current employer for 2008 that he will forfeit; (2) to grant Mr. Zwiener 1,000,000 Wachovia stock options, which shall vest in three equal annual installments, at a price per share equal to fair market value on the date of grant, and have a ten-year term; and (3) to grant Mr. Zwiener 800,000 shares of Wachovia performance restricted stock awards (“RSAs”). One-fourth of these performance RSAs will vest only if Wachovia’s share price is at least $20 over a 15-day trading period on the NYSE; one-fourth will vest only if Wachovia’s share price is $25 over such a period; one-fourth will vest only if Wachovia’s share price is $30 over such a period; and one-fourth will vest only if Wachovia’s share price is $35 over such a period. For each performance RSA, the relevant performance goals must be achieved within six years in order for vesting to occur. All performance RSAs also have a separate three-year employment requirement.
     The Agreement is attached hereto as Exhibit (10) and incorporated into this Item 5.02 by reference. The foregoing summary description of the Agreement is qualified in its entirety by reference to the Agreement.
Item 7.01. Regulation FD Disclosure.
     On September 9, 2008, Robert K. Steel, Wachovia’s Chief Executive Officer and President, made a presentation to analysts and investors. Attached hereto as Exhibit (99)(b) and incorporated into this Item 7.01 by reference are materials Mr. Steel used in his presentation (the “Presentation Materials”). The Presentation Materials are being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.

(10)	Agreement, dated September 8, 2008, between Wachovia and David K. Zwiener.

(99)(a)	News Release.

(99)(b)	Presentation Materials (solely furnished and not filed for purposes of Item 7.01).
                         *                         *                         *

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements, including, without limitation, (i) statements regarding certain of Wachovia’s goals and expectations with respect to earnings, earnings per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of Wachovia’s credit quality trends, (ii) statements relating to the benefits of the merger between A.G. Edwards, Inc. (“A.G. Edwards”) and Wachovia completed on October 1, 2007 (the “A.G. Edwards Merger”), including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the A.G. Edwards Merger, and (iii) statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, “projects”, “outlook” or similar expressions. These statements are based upon the current beliefs and expectations of Wachovia’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Wachovia’s control). Actual results may differ from those set forth in the forward-looking statements.
The following factors, among others, could cause Wachovia’s financial performance to differ materially from that expressed in such forward-looking statements: (1) the risk that the businesses in connection with the A.G. Edwards Merger will not be integrated successfully or such integrations may be more difficult, time-consuming or costly than expected; (2) the risk that expected revenue synergies and cost savings from the A.G. Edwards Merger may not be fully realized or realized within the expected time frame; (3) the risk that revenues following the A.G. Edwards Merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the A.G. Edwards Merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the risk that the strength of the United States economy in general and the strength of the local economies in which Wachovia conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on Wachovia’s loan portfolio and allowance for loan losses; (6) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (7) potential or actual litigation; (8) inflation, interest rate, market and monetary fluctuations; (9) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on Wachovia’s brokerage and capital markets activities; (10) the timely development of competitive new products and services by Wachovia and the acceptance of these products and services by new and existing customers; (11) the willingness of customers to accept third party products marketed by Wachovia; (12) the willingness of customers to substitute competitors’ products and services for Wachovia’s products and services and vice versa; (13) the impact of changes in financial services’ laws and regulations (including laws concerning taxes, banking, securities and insurance); (14) technological changes; (15) changes in consumer spending and saving habits; (16) the effect of corporate restructurings, acquisitions and/or dispositions, including, without limitation, the A.G. Edwards Merger, and the actual restructuring and other expenses related thereto, and the failure to achieve the expected revenue growth and/or expense savings from such corporate restructurings, acquisitions and/or dispositions; (17) the growth and profitability of Wachovia’s non-interest or fee income being less than expected; (18) unanticipated regulatory or judicial proceedings or rulings; (19) the impact of changes in accounting principles; (20) adverse changes in financial performance and/or condition of Wachovia’s borrowers which could impact repayment of such borrowers’ outstanding loans; (21) the impact on Wachovia’s businesses, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts; and (22) Wachovia’s success at managing the risks involved in the foregoing.
Wachovia cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning Wachovia, the A.G. Edwards Merger or other matters and attributable to Wachovia or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Wachovia does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this Current Report on Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACHOVIA CORPORATION
Date: September 9, 2008	By:	/s/ Jane C. Sherburne
		Name:	Jane C. Sherburne
		Title:	Senior Executive Vice President, Secretary and General Counsel

Exhibit Index

Exhibit No.	Description

(10)	Agreement, dated September 8, 2008, between Wachovia and David K. Zwiener.

(99)(a)	News Release.

(99)(b)	Presentation Materials (solely furnished and not filed for purposes of Item 7.01).